TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Statement of the Additional Information

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Effective August 1, 2015, the following information supplements and supersedes any contrary information contained in the “Administrative and Transfer Agency Services” section of the Statement of Additional Information:

The portfolios each pay 0.03% of their daily net assets to TFS for administrative services. Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP, Transamerica International Moderate Growth VP and Transamerica Multi-Manager Alternative Strategies VP each pay 0.0225% of their daily net assets to TFS for such services.

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Investors Should Retain this Supplement for Future Reference

July 31, 2015

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